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                             UBS S&P 500 INDEX FUND
                          UBS TACTICAL ALLOCATION FUND
                         UBS PACE SELECT ADVISORS TRUST

             Supplement to the Statements of Additional Information


                                                              September 15, 2003


Dear Investor,

     The purpose of this supplement is to advise you that, effective September 30, 2003, the 1.00% maximum front-end sales charge imposed on purchases of Class C shares of the Fund will be eliminated.

     Therefore, in the Section "Investment Advisory, Administration and Principal Underwriting Arrangements" the sixth paragraph under the caption "Principal Underwriting Arrangements" is replaced as follows:

     UBS Global AM receives the proceeds of the initial sales charge paid when Class A shares are bought and of the deferred sales charge paid upon sales of Classes A, B and C shares (and Class C-2 shares for UBS S&P 500 Index
     Fund). These proceeds also may be used to cover distribution expenses.



                                                                 Item No. ZS-215